SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 13, 1999



                         THE BEAR STEARNS COMPANIES INC.
              Exact name of registrant as specified in its charter




          DELAWARE                File No. 1-8989             13-3286161
         (State or other         (Commission File            (IRS Employer
          jurisdiction of          Number)                    Identification
          incorporation)                                      Number)


         245 Park Avenue, New York, New York                      10167
        (Address of principal executive offices)                (zip code)


        Registrant's telephone number, including area code:   (212)  272-2000




                                  Not Applicable
             (former name or former address, if changed since last report)

Item 5. Other Events.

Filed  herewith is a copy of The Bear  Stearns  Companies  Inc. (the
"Company") Press Release, dated October 13, 1999, announcing its earnings for the Company for the quarter ended September 24, 1999 which includes the Unaudited Consolidated Statements of Income for the Company for the quarters ended September 24, 1999 and September 25, 1998, and the quarter ended
June 30, 1999. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b)   Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                           (99) Press Release, dated October 13, 1999.

                              Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE BEAR STEARNS COMPANIES INC.


                                   By:   /s/ Marshall J Levinson
                                         -----------------------
                                         Marshall J Levinson
                                         Controller and Assistant Secretary
                                         (Principal Accounting Officer)

Dated:  October 13, 1999

                         THE BEAR STEARNS COMPANIES INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                 EXHIBIT INDEX


Exhibit No.                         Description

(99)                                Press Release, dated October 13, 1999